Exhibit 10.1

AMENDMENT NO. 1 TO THE REGISTRATION RIGHTS AGREEMENT

This Amendment No. 1 to the Registration Rights Agreement (the “Amendment”) is made and entered into this 1st day of November, 2024 by and among Madryn Select Opportunities, LP, a limited partnership existing under the laws of Delaware (“MSO”), Madryn Health Partners II (Cayman Master), LP, a limited partnership existing under the laws of the Cayman Islands (“MHP II – Cayman”), Madryn Health Partners II, LP, a limited partnership existing under the laws of Delaware (“MHP II”) and Neuronetics, Inc., a corporation existing under the laws of Delaware (“Neuronetics”). MSO, MHP II – Cayman, MHP II and Neuronetics may be referred to collectively as the “Parties” or individually as a “Party”.

NOW, THEREFORE, the Parties hereto hereby mutually agree and covenant as follows:

WHEREAS, the Parties have executed that certain Registration Rights Agreement dated August 11, 2024 (the “Agreement”); and

WHEREAS, each of the Parties desires to extend the Demand Registration Period from 180 days to 365 days.

NOW, THEREFORE, BE IT RESOLVED, in consideration of the premises and the mutual agreements contained herein, intending to be legally bound, the Parties hereto agree as follows:

1.	Definitions. Capitalized terms not otherwise defined herein will have the meanings set forth in the Agreement.

2.	Demand Registration Period. The defined term “Demand Registration Period” is amended and restated in its entirety as follows:

“Demand Registration Period” means the period beginning three hundred sixty-five (365) days following the consummation of the Arrangement Agreement and ending on the date of expiration of the Effectiveness Period or if applicable, the date of the earlier termination of the registration rights under this Agreement pursuant to Section 6(c).

3.	Effect of Amendment.

a.	This Amendment is effective, and is deemed incorporated into the Agreement, as of the Effective Date first set forth above.

b.

Except as may be explicitly set forth herein, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Parties hereunder, nor constitute a waiver of any provision of the Agreement.

c.	Except as expressly provided and amended hereby, the Agreement shall remain in full force and effect and is hereby ratified and confirmed.

4.	Governing Law. This Amendment will be governed by, construed and interpreted in accordance with the internal laws of the State of Delaware without regard to its conflicts of laws principles.

5.

Counterparts. This Amendment may be executed in counterparts, each of which so executed shall, irrespective of the date of its execution and delivery, be deemed an original, and said counterparts shall constitute one and the same instrument.

[Signature Page Follows]

IN WITNESS WHEREOF, the undersigned have executed this consent effective as of the date first set forth above.

MADRYN:

MADRYN HEALTH PARTNERS II (CAYMAN MASTER), LP

BY: MADRYN HEALTH ADVISORS II, LP, its General Partner

BY: MADRYN HEALTH ADVISORS GP II, LLC, its General Partner

BY: MADRYN CAPITAL, LLC, its General Partner

By:	/s/ Avinash Amin
Name:	Avinash Amin
Title:	Chief Executive Officer

MADRYN SELECT OPPORTUNITIES, LP

BY: MADRYN SELECT ADVISORS, LP, its General Partner

BY: MADRYN SELECT ADVISORS GP, LLC, its General Partner

By:	/s/ Avinash Amin
Name:	Avinash Amin
Title:	Chief Executive Officer

MADRYN HEALTH PARTNERS II, LP

BY: MADRYN HEALTH ADVISORS II, LP, its General Partner

BY: MADRYN HEALTH ADVISORS GP II, LLC, its General Partner

BY: MADRYN CAPITAL, LLC, its General Partner

By:	/s/ Avinash Amin
Name:	Avinash Amin
Title:	Chief Executive Officer

IN WITNESS WHEREOF, the undersigned have executed this consent effective as of the date first set forth above.

NEURONETICS, INC.

By:	/s/ Keith Sullivan
Name: Keith Sullivan Title: President & CEO